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                                                                      Exhibit 1


             First Union Real Estate Equity and Mortgage Investments

                    5,500,000 Shares of Beneficial Interest 1

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                    May 28, 1997

PRUDENTIAL SECURITIES INCORPORATED
ALEX. BROWN & SONS INCORPORATED
SUTRO & CO. INCORPORATED
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Ladies and Gentlemen:

         First Union Real Estate Equity and Mortgage Investments, a business trust organized in Ohio (the "Company"), hereby confirms its agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

         1. SECURITIES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 5,500,000 shares (the "Firm Securities") of the Company's Shares of Beneficial Interest, par value $1.00 per share ("Common Stock"). The Company also proposes to issue and sell to the several Underwriters not more than 825,000 additional shares of Common Stock if requested by the Representatives as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities", and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities".

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the several Underwriters that:

         (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on Form S-3 (File No. 333-00953) with respect to the Securities, including a basic prospectus, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and one or more


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1        Plus an option to purchase from First Union Real Estate Equity and
         Mortgage Investments up to 825,000 additional shares to cover over-allotments.


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amendments to such registration statement may have been so filed. At the time of the filing of such registration statement, the Company met the eligibility requirements for use of Form S-3 pursuant to the standards for such form in existence prior to October 21, 1992. Such registration statement, as so amended, has been declared by the Commission to be effective under the Act. Such registration statement, as amended as of the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company will next file with the Commission either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), an Integrated Prospectus (as hereinafter defined), in either case, containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, pursuant to Rule 424(b) under the Act, a final prospectus supplement to the basic prospectus included in such registration statement, as so amended, describing the Securities and the offering thereof, in such form as has been provided to, or discussed with, and reasonably approved by the Representatives as provided in section 5(a) of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Registration
Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was declared effective, including (i) all financial schedules and exhibits thereto, (ii) all documents incorporated by reference or deemed to be incorporated by reference therein, and (iii) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined) or, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, in the Integrated Prospectus, and includes any Rule 462(b) Registration Statement (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Basic Prospectus" means the prospectus included in the Registration Statement; the term "Preliminary Prospectus" means any preliminary form of the Prospectus (as herein after defined) specifically relating to the Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act; the term "Prospectus Supplement" means any prospectus supplement specifically relating to the Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act; the term "Prospectus" means (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 under the Act, the Preliminary Prospectus; or (C) if the Company does not rely on Rule 434 under the Act and if no Preliminary Prospectus is required to be filed, the Basic Prospectus, including, in each case, the Prospectus Supplements; "Basic Prospectus," "Prospectus," "Preliminary Prospectus" and "Prospectus Supplement" shall include in each case the documents, if any, filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference therein; the term "Integrated Prospectus" means a prospectus first filed with the Commission pursuant to Rules 434(c)(2) and 424(b) under the Act; and the term "Term Sheet" means any abbreviated term sheet that satisfies the requirements of Rule 434 under the Act. Any reference in this Agreement to an "amendment" or "supplement" to any Preliminary Prospectus, the Prospectus, or any Integrated Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus, Integrated Prospectus or registration



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statement, as the case may be. For purposes of the preceding sentence, any reference of the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission; any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

         (b) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder, and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was declared effective, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any Integrated Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), each of the Prospectus, and, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto, the Prospectus or, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

         (c) If the Company has elected to rely on Rule 462(b) under the Act and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

         (d) The Company is a duly organized and validly existing business trust in good standing under the laws of Ohio and is duly qualified to transact business and is in good standing



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under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company, its affiliated management company, First Union Management, Inc. (the "Management Company"), and their respective subsidiaries listed in Schedule 2 hereto (the "Subsidiaries"), taken as a whole.

         (e) Each of the Subsidiaries has been duly organized and is validly existing as a general or limited partnership, limited liability company or corporation in good standing under the laws of the jurisdictions of its organization, and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company, the Management Company and the Subsidiaries, taken as a whole. The Management Company is a duly organized and validly existing corporation in good standing under the laws of the state of Delaware and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company, the Management Company and the Subsidiaries, taken as a whole. The issued shares of capital stock of each Subsidiary that is a corporation are duly authorized, validly issued, fully paid and nonassessable, all of the partnership interests in each Subsidiary that is a partnership are validly issued and fully paid, and all of the limited liability company interests in each Subsidiary that is a limited liability company are validly issued and fully paid. Except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), all of such shares and interests in the Subsidiaries owned by the Company are owned beneficially by the Company or another Subsidiary of the Company free and clear of any security interests, mortgages, pledges, grants, liens, encumbrances, equities, claims or other defects (collectively, "Liens"), and all of such shares and interests in the Subsidiaries owned by the Management Company are owned beneficially by the Management Company or another Subsidiary of the Management Company free and clear of any Liens, other than shares of Subsidiaries of the Management Company pledged as collateral pursuant to the Amended and Restated Credit Agreement, dated as of April 17, 1997, between Imperial Parking Limited, 504463 N.B. Inc., various financial institutions and BT Bank of Canada, as Agent (the "Credit Agreement"). All outstanding shares of capital stock of the Management Company have been duly authorized and validly issued, are fully paid and nonassessable and are free and clear of any Liens. The shares of the Management Company are held in trust for the benefit of the holders of shares of beneficial interest, $1.00 par value per share, of the Company.

         (f) Except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), there are no outstanding (i) securities or obligations of the Company, the Management Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company, the Management Company or any of the Subsidiaries, (ii) warrants, rights or options to subscribe for or purchase from the Company, the Management Company or any of the Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company, the Management Company or any of the Subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

         (g) The Company, the Management Company and each of the Subsidiaries have full



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power (corporate and/or other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus); and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

         (h) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus). All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and, except as set forth under the caption "Description of Shares of Beneficial Interest--Shareholder Liability" in the Prospectus, nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

         (i) The capital stock of the Company conforms to the description thereof contained in the Registration Statement and each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (j) The combined financial statements and the related notes and schedules thereto included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), fairly present the combined financial position, results of operations, shareholders' equity and cash flows of the Company and the Management Company as of the dates and for the periods therein specified. Such financial statements and the related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Data" in the Registration Statement and each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Registration Statement and each of the Prospectus and any Integrated Prospectus (or such Preliminary Prospectus), the information included therein.

         (k) Arthur Andersen LLP, which has certified certain combined financial statements of the Company, the Management Company and the Subsidiaries and delivered their report with respect to the audited combined financial statements and schedules included in the Registration Statement and each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Exchange Act and the respective rules and regulations thereunder.

         (l) The execution and delivery of this Agreement have been duly authorized by the



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Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and the application of equitable principles in any proceeding, whether at law or in equity and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

         (m) No legal or governmental proceedings are pending to which the Company, the Management Company or any of the Subsidiaries, or any of their respective trustees, directors or officers in their capacity as such, is a party or to which the property of the Company, the Management Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) and are not described therein, and no such proceedings have been threatened against the Company, the Management Company or any of the Subsidiaries or with respect to any of their respective properties.

         (n) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company, the Management Company or any of the Subsidiaries is a party or by which the Company, the Management Company or any of the Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company, the Management Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company, the Management Company or any of the Subsidiaries or any of their respective properties.

         (o) Subsequent to the respective dates as of which information is given in the Registration Statement and each of the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), neither the Company, the Management Company nor any of the Subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, properties, assets, business prospects, net worth, or results of the operations of the Company, the Management Company and the Subsidiaries, taken as a whole, except in each case as described in or contemplated by the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (p) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the




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stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, except for the offering of shares of beneficial interest pursuant to the Prospectus Supplement dated January 22, 1997, and the offering of the Series A Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest pursuant to the Prospectus Supplement dated October 24, 1996.

         (q) The Company has not distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

         (r) Subsequent to the respective dates as of which information is given in the Registration Statement and each of the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), (i) the Company, the Management Company and the Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, the Management Company and the Subsidiaries, except in each case as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (s) The Company, the Management Company and each of the Subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any Liens, except (i) such Liens as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company, the Management Company or such Subsidiary, (ii) liens for taxes not yet due and payable as to which appropriate reserves in accordance with generally accepted accounting principles have been established and reflected in the financial statements included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), and (iii) Liens on personal property of certain Subsidiaries of the Management Company granted pursuant to the Credit Agreement, the Note Purchase Agreement dated as of April 17, 1997, between Imperial Parking Limited (as successor by amalgamation to 3357342 Canada Inc., and 3006302 Nova Scotia Company) and the Note Purchase Agreement dated as of April 17, 1997, between 504463 N.B. Inc. and 3006302 Nova Scotia Company (collectively, the "Note Purchase Agreements"); and any real property and buildings held under lease by the Company, the Management Company or any such Subsidiary are held under valid, subsisting and enforceable leases, and neither the Company, the Management Company nor any Subsidiary (i) is in default in respect of any the material terms or provisions of any such material leases, or (ii) has notice of any claim which has been asserted by anyone adverse to such party's rights as lessee under a material lease, or affecting or questioning such party's right to continued possession of the leased premises under any such




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material lease, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company, the Management Company or such Subsidiary, in each case except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (t) No labor dispute with the employees of the Company, the Management Company or any of the Subsidiaries exists or is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), management, properties, assets, business prospects, net worth or results of operations of the Company, the Management Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (u) The Company, the Management Company and the Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company, the Management Company nor any such Subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), management, properties, assets, business prospects, net worth or results of operations of the Company, the Management Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (v) The Company, the Management Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company, the Management Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company, the Management Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), management, properties, assets, business prospects, net worth or results of operations of the Company, the Management Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (w) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company or the Management Company, as the case may be, or from making any other distribution on such Subsidiary's capital stock or other equity interest, as the case may be, except as provided in the Credit Agreement and the Note Purchase Agreements. Neither the Management Company nor any Subsidiary is currently prohibited, directly or indirectly, from repaying to the Company any loans or advances to the Management Company or such Subsidiary from the Company or the Management Company, as the case may be, or from transferring any of the Management Company's or such Subsidiary's property or assets to the



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Company or any other Subsidiary, except (i) as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) and (ii) as provided in the Credit Agreement and the Note Purchase Agreements.

         (x) The Company, the Management Company and each of the Subsidiaries have complied in all material respects with all laws, regulations and orders applicable to it or its respective business and properties except where the failure to so comply would not result in a material adverse change in the condition (financial or otherwise), management, properties, assets, business prospects, net worth or results of operations of the Company, the Management Company and the Subsidiaries, taken as a whole; the Company, the Management Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company, the Management Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), management, properties, assets, business prospects, net worth or results of operations of the Company, the Management Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (y) The Company is not subject to registration as an investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated by this Agreement will not cause the Company to become an investment company subject to registration under such Act.

         (z) Each of the Company, the Management Company and the Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), management, properties, assets, business prospects, net worth or results of operations of the Company, the Management Company and the Subsidiaries, taken as a whole) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (aa) Neither the Company, the Management Company nor any of the Subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials, and the Company, the Management Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company, the Management Company and each such Subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), management, properties, assets, business prospects, net worth or results of operations of the Company, the Management Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (ab) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

         (ac) The Company has been and is qualified as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and will be so qualified immediately after consummation of the transactions contemplated this Agreement.

         (ad) The Company, the Management Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (ae) Neither the Company, the Management Company nor any or the Subsidiaries is in violation of any term or provision of its articles of incorporation, by-laws, partnership agreements or other organizational documents, as the case may be; no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company, the Management Company or any of the Subsidiaries is a party or by which the Company, the Management Company or any of the Subsidiaries or any of their respective properties is bound or may be affected except such as would not result in a material adverse effect in the condition (financial or otherwise), management, properties, assets, business prospects, net worth or results of operations of the Company, the Management Company and the Subsidiaries, taken as a whole.

         (af) The Securities have been approved for listing on the NYSE, subject to official notice of issuance.

         (ag) To the extent subject thereto, the Company, the Management Company and each Subsidiary are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company, the Management Company or any Subsidiary would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
(ii) Sections 4971 of the Code; and each "pension plan" in which employees or former employees of the Company, the Management Company or any Subsidiary participate that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether through any action or by failure to act, which would cause the loss of such qualification.

         (ah) All executed agreements or copies of executed agreements filed or incorporated by reference as exhibits to the Registration Statement to which the Company, the Management Company or any Subsidiary may be bound, including without limitation, agreements in connection with the acquisition by the Management Company of a controlling interest in Imperial Parking Limited and its related operating company, or to which any of their respective assets, properties or businesses are or may be subject have been duly and validly authorized, executed and delivered by the Company, the Management Company or such Subsidiary, as the case may be, and constitute the legal valid and binding agreements of the Company, the Management Company or such Subsidiary, as the case may be, enforceable against each in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and the application of equitable principles in any proceeding, whether at law or in equity and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy. The descriptions in the Registration Statement or any amendment thereto, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), or incorporated by reference, of contracts and other documents, including without limitation, contracts and documents in connection with the acquisition by the Management Company of a controlling interest in Imperial Parking Limited and its related operating company, are accurate and fairly present the information required to be shown with respect thereto by the Act, the Exchange Act and the applicable rules and regulations thereunder, and there are no contracts or other documents which are required by the Act, the Exchange Act or the applicable rules and regulations thereunder to be described in or filed as exhibits to the Registration Statement or any amendment thereto, the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) which are not described or filed as required or incorporated therein by reference, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

         3. PURCHASE, SALE AND DELIVERY OF THE SECURITIES. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $12.50 per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of the Company, 55 Public Square, Cleveland, Ohio, at 9:30 A.M., New York time, on June 3, 1997, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date"; provided, however, that the participation of the Company and the Representatives and their respective counsel at such closing may be by telephone or facsimile as reasonably necessary to consummate the transaction contemplated hereunder. The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the

Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

         (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus and any Integrated Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3, plus if the purchase and sale of any Option Securities takes place after the Firm Closing Date and after the Firm Securities are trading "ex-dividend", an amount equal to the dividends payable on such Option Securities. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within 30 (thirty) days after the date of the Prospectus or any Integrated Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

         (c) The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for the Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Underwriters wire funds to the Company prior to the completion of the closing of a purchase of the Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the wired funds and shall return the wired funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the wire funds are not returned by the Company to the Underwriters on the same day the wired funds were received by the Company, the Company agrees to pay to the Underwriters in respect of each day the wire funds are not returned by it, in same-day funds, interest on the amount of such wire funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

         (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         4. OFFERING BY THE UNDERWRITERS. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus and any Integrated Prospectus.

         5. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters that:

         (a) The Company will file the Prospectus or any Term Sheet that constitutes a part thereof, any Integrated Prospectus or the Prospectus Supplement, as the case may be, and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus and any Integrated Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus, Term Sheet, any Integrated Prospectus or any amendment or supplement thereto or any amendment to the Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their reasonable consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus and any Integrated Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when any amendment to the Registration Statement has been filed or declared effective or the Prospectus, any Integrated Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

         (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement, Prospectus or any Integrated Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing any Preliminary Prospectus, the

Prospectus or any Integrated Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

         (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, PROVIDED, HOWEVER, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

         (d) If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus or any Integrated Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or any Integrated Prospectus to comply with the Act or the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus and any Integrated Prospectus that corrects such statement or omission or effects such compliance.

         (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), (ii) to each other Underwriter, a conformed copy of such registration statement and each amendment thereto relating to the Securities (in each case without exhibits thereto) and
(iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 p.m., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 a.m., New York City time, on such date or (B) 2:00 p.m., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 a.m., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus or any Integrated Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

         (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a combined earnings statement of the Company, the Management Company and the Subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

         (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus and any Integrated Prospectus.

         (h) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 90 days after the date hereof, except pursuant to this Agreement and except for issuances of stock options pursuant to the Company's existing stock option plans or issuances of Common Stock pursuant to the exercise of employee stock options outstanding on the date hereof, pursuant to the Company's dividend reinvestment plan or pursuant to the terms of convertible securities of the Company outstanding on the date hereof; PROVIDED, HOWEVER, that the Company may issue shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock without the prior written consent of Prudential Securities Incorporated in connection with any business combination or acquisition by the Company occuring more than 30 days after the date hereof.

         (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

         (j) The Company will obtain the agreements described in Section 7(f) hereof prior to the Firm Closing Date.

         (k) The Company will cause the Securities to be duly authorized for listing by the New York Stock Exchange ("NYSE").

         6. EXPENSES. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) the listing of the Securities on the NYSE, and (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Sections 11(a)(i) or 11(a)(ii) hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

         (a) The Prospectus, any Term Sheet that constitutes a part thereof, any Integrated Prospectus or the Prospectus Supplement, as the case may be, and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus, any Integrated Prospectus or any amendment or supplement thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or any Integrated Prospectus or otherwise).

         (b) (i) The Representatives shall have received the opinion, dated the Firm Closing Date, of Paul F. Levin, Senior Vice President-General Counsel and Secretary of the Company, to the effect that:

                  (A) The Company is a duly organized and validly existing business trust in good standing under the laws of Ohio and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company, the Management Company and the Subsidiaries, taken as a whole. Each of the Subsidiaries has been duly organized and is validly existing as a general or limited partnership, limited liability company or corporation in good standing under the laws of the jurisdictions of its organization, and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company, the Management Company and the Subsidiaries, taken as a whole. The Management Company is a duly organized and validly existing corporation in good standing under the laws of the state of Delaware and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company, the Management Company and the Subsidiaries, taken as a whole.

                  (B) The execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and the application of equitable principles in any proceeding, whether at law or in equity and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

                  (C) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument listed on a schedule attached to such opinion, to which the Company, the Management Company or any of the Subsidiaries is a party or by which the Company, the Management Company or any of the Subsidiaries or any of their respective properties are bound, or the organizational documents or by-laws of the Company, the Management Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company, the Management Company or the Subsidiaries.

                  (D) The issued shares of capital stock of each Subsidiary that is a corporation are duly authorized, validly issued, fully paid and nonassessable, all of the partnership interests in each Subsidiary that is a partnership are validly issued and fully paid, and all of the limited liability company interests in each Subsidiary that is a limited liability company are validly issued and fully paid. Except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), all of such shares and interests in the Subsidiaries owned by the Company are owned beneficially by the Company or another Subsidiary of the Company free and clear of any Liens. All outstanding shares of capital stock of the Management Company have been duly authorized and validly issued, are fully paid and nonassessable and are free and clear of any Liens, and all of such shares and interests in the Subsidiaries owned by the Management Company are owned beneficially by the Management Company or another Subsidiary of the Management Company free and clear of any Liens, other than shares of Subsidiaries of the Management Company pledged as collateral pursuant to the Credit Agreement. The shares of the Management Company are held in trust for the benefit of the holders of shares of beneficial interest, $1.00 par value per share, of the Company.

                  (E) The Company, the Management Company and each of the Subsidiaries have full power (corporate and/or other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus); and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

                  (F) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus). All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The Securities have been duly authorized and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and, except as set forth under the caption "Description of Shares of Beneficial Interest--Shareholder Liability" in the Prospectus, nonassessable. The Securities have been duly authorized for listing, subject to official notice of issuance on the NYSE. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company are entitled to have such securities registered under the Registration Statement.

                  (G) No legal or governmental proceedings are pending to which the Company, the Management Company or any of the Subsidiaries, or any of their respective trustees, directors or officers in their capacity as such, is a party or to which the property of the Company, the Management Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company, the Management Company or any of the Subsidiaries or with respect to any of their respective properties.

                  (H) The Registration Statement originally filed with respect to the Securities and each amendment thereto, the Prospectus and any Integrated Prospectus (in each case, including the documents incorporated by reference therein but not including the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder. The descriptions contained and summarized in the Registration Statement, the Prospectus or any Integrated Prospectus of contracts and other documents, including without limitation, contracts and documents in connection with the acquisition by the Management Company of a controlling interest in Imperial Parking Limited and its related operating company, are accurate and fairly represent in all material respects the information required to be shown by the Act, the Exchange Act and the respective rules and regulations thereunder. To the best knowledge of such counsel, no contract or other document is required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

         (ii) The Representatives shall have received the opinion, dated the Firm Closing Date, of Mayer, Brown & Platt, counsel for the Company, to the effect that:

                  (A) The Company is in good standing under the laws of Ohio and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company, the Management Company and the Subsidiaries, taken as a whole. The Management Company is in good standing under the laws of the state of Delaware and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company, the Management Company and the Subsidiaries, taken as a whole.

                  (B) The execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and the application of equitable principles in any proceeding, whether at law or in equity and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

                  (C) The Securities have been duly authorized and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and, except as set forth under the caption "Description of Shares of Beneficial Interest--Shareholder Liability" in the Prospectus, nonassessable. The Securities have been duly authorized for listing, subject to official notice of issuance on the NYSE. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities. The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument listed on a schedule attached to such opinion, to which the Company, the Management Company or any of the Subsidiaries is a party or by which the Company, the Management Company or any of the Subsidiaries or any of their respective properties are bound, or the organizational documents or by-laws of the Company or the Management Company or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company, the Management Company or the Subsidiaries.

                  (D) The statements set forth under the heading "Description of Shares of Beneficial Interest" and "Description of Preferred Shares of Beneficial Interest" in the Prospectus, insofar as such statements purport to summarize certain provisions of the authorized capital stock of the Company, provide a fair summary of such provisions; the statements set forth under the heading "Recent Developments -- Financing" in the Prospectus, insofar as such statements purport to summarize certain provisions of the Company's Series A Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, provide a fair summary of such provisions; and the statements set forth under the headings "Federal Income Tax Considerations" and "Certain United States Income Tax Considerations for Non-U.S. Shareholders" in the Prospectus, and "Certain Federal Income Tax Considerations" in the Prospectus Supplement, insofar as such statements constitute matters of law or legal conclusions, have been reviewed by such counsel and are correct in all material respects.

                  (E) The Registration Statement is effective under the Act; the Prospectus or any Term Sheet that constitutes a part thereof and any Integrated Prospectus or the Prospectus Supplement, as the case may be, has been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b); and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus, any Integrated Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

                  (F) The Registration Statement originally filed with respect to the Securities and each amendment thereto, the Prospectus and any Integrated Prospectus (in each case, excluding the documents incorporated by reference therein and the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder. The descriptions contained and summarized in the Registration Statement, the Prospectus or any Integrated Prospectus (in each case, excluding the documents incorporated by reference therein) of contracts and other documents, including without limitation, contracts and documents in connection with the acquisition by the Management Company of a controlling interest in Imperial Parking Limited and its related operating company, are accurate and fairly represent in all material respects the information required to be shown by the Act, the Exchange Act and the respective rules and regulations thereunder.

                  (G) The Company's existing legal organization and its method of operation, as described in the Prospectus and the Prospectus Supplement and as represented by the Company and the Management Company, will enable the Company to satisfy the requirements for qualification as a REIT under the Code.

         (iii) Each such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any Integrated Prospectus, as of its date and the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering any such opinion, the opinion may be based upon assumptions relating to the organization and operation of the Management Company and of any partnerships in which the Company will hold an interest, and upon such other assumptions and qualifications as deemed necessary by such counsel but which must be reasonably acceptable to the Representatives and their counsel, and such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates and representations of (i) responsible officers of the Company and the Management Company relating to the Company's and the Management Company's organization and manner of operation, and (ii) public officials. Mayer, Brown & Platt may rely, as to matters involving the application of laws of the State of Ohio and certain other matters, to the extent reasonably satisfactory in form and scope to counsel for the Underwriters, upon the opinion of Paul F. Levin, Senior Vice President-General Counsel and Secretary of the Company, and as to matters involving the applicable laws of Canada, the opinion of Fasken Campbell Godfrey. In rendering any such opinion, Mayer, Brown & Platt may assume that for all taxable years (or portions thereof) prior to the date of the Prospectus Supplement, the Company satisfied all requirements necessary for qualification as a REIT under the Code and that all organizational documents for the Company and the Management Company are complied with. In addition, Mayer, Brown & Platt may rely in making the statements set forth in the immediately preceding paragraph, but only with respect to documents incorporated by reference into the Registration Statement, upon the statements of Paul F. Levin, Senior Vice President-General Counsel and Secretary of the Company; provided that the statements of Mayer, Brown & Platt shall also state that the Underwriters are justified in relying upon the statements of Paul F. Levin in this manner. Copies of all such opinions shall be delivered to the Representatives and counsel for the Underwriters.

         References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

         (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Pryor, Cashman, Sherman & Flynn, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement, the Prospectus, and any Integrated Prospectus and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (d) The Representatives shall have received from Arthur Andersen LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) they are independent accountants with respect to the Company, the Management Company and the Subsidiaries within the meaning of the Act, the Exchange Act and the applicable rules and regulations thereunder;

                  (ii) in their opinion, the audited combined financial statements and schedules examined by them and incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder;

                  (iii) on the basis of a reading of the latest available interim unaudited combined financial statements of the Company, the Management Company and the Subsidiaries, a reading of the minute books of the shareholders, the board of trustees and any committees thereof of the Company, the board of directors and any committees thereof of the Management Company and each of the Subsidiaries, and inquiries of certain officials of the Company, the Management Company and the Subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                           (A) the unaudited combined financial statements of the Company, the Management Company and the Subsidiaries included in the Registration Statement, the Prospectus and any Integrated Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited combined financial statements included in the Registration Statement, the Prospectus and any Integrated Prospectus; and

                           (B) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company, the Management Company and the Subsidiaries or any decreases in net current assets or stockholders' equity of the Company, the Management Company and the Subsidiaries, in each case compared with amounts shown on the March 31, 1997 unaudited combined balance sheet included in the Registration Statement, the Prospectus and any Integrated Prospectus, or for the period from April 1, 1997 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in sales, net revenues, net income before income taxes or total or per share amounts of net income of the Company, the Management Company and the Subsidiaries, except in all instances for changes, decreases or increases set forth in such letter; and

                  (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company, the Management Company and the Subsidiaries and are included in the Registration Statement, the Prospectus and any Integrated Prospectus and in
Exhibit 12 to the Registration Statement, including the information included or incorporated in the Company's most recent Annual Report on Form 10-K under the captions "Business" (Item 1), "Selected Financial Data" (Item 6) and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (Item 7) and the information included or incorporated in the Company's Quarterly Reports on Form 10-Q under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations", and have compared such amounts, percentages and financial information with such records of the Company, the Management Company and the Subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

         In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

         (e) The Representatives shall have received a certificate, dated the Firm Closing Date, of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus or any Integrated Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Firm Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                  (iii) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus, neither the Company, the Management Company nor any of the Subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, properties, assets, business prospects, net worth or results of operations of the Company, the Management Company or any of the Subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus or any Integrated Prospectus (exclusive of any amendment or supplement thereto), other than the Prospectus Supplement dated May 28, 1997.

         (f) The Representatives shall have received from each person who is a trustee or executive officer of the Company or who is a director or executive officer of the Management Company an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 90 days after the date of this Agreement.

         (g) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

         (h) On or before the Firm Closing Date, the Securities shall have been approved for listing on the NYSE, subject to official notice of issuance.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

         The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement,

                  (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

                  (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                  (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including without limitation, slides, videos, films and tape recordings, but only to the extent that such statement was prepared or provided by the Company to the Underwriters, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

         (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein: and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

         (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph
(d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section II (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

         9. DEFAULT OF UNDERWRITERS. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         10. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         11. TERMINATION. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                  (i) the Company, the Management Company or any of the Subsidiaries, taken as a whole, shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition

         (financial or otherwise), management, properties, assets, business prospects, net worth or results of operations of the Company, the Management Company and the Subsidiaries, except in each case as described in or contemplated by the Prospectus or any Integrated Prospectus (exclusive of any amendment or supplement thereto), other than the Prospectus Supplement dated May 28, 1997;

                  (ii) trading in the Common Stock shall have been suspended by the Commission or the NYSE;

                  (iii) trading in securities generally on the NYSE shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

                  (iv) a banking moratorium shall have been declared by New York or United States authorities; or

                  (v) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

         12. INFORMATION SUPPLIED BY UNDERWRITERS. The statements set forth in the last paragraph on the front cover page, the last paragraph on the inside front cover page and under the heading "Underwriting" in the Prospectus Supplement (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

         13. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 55 Public Square, Suite 1900, Cleveland, Ohio 44113-1937, Attention: Paul F. Levin, Esq.

         14. SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the trustees of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         15. APPLICABLE LAW. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

         16. LIABILITY OF BENEFICIARIES OF TRUST. Notwithstanding anything contained herein to the contrary, this Agreement is made and executed on behalf of First Union Real Estate Equity and Mortgage Investments ("First Union"), a business trust organized under the laws of the state of Ohio, by its officer(s) on behalf of the trustees thereof, and none of the trustees or any additional or successor trustee hereafter appointed, or any beneficiary, officer, employee or agent of First Union shall have any liability in his personal or individual capacity, but instead, all parties shall look solely to the property and assets of First Union for satisfaction of claims of any nature arising under or in connection with this Agreement.

         17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                                    Very truly yours,

                                    FIRST UNION REAL ESTATE EQUITY
                                       AND MORTGAGE INVESTMENTS

                                    By /s/ James C. Mastandrea
                                       ----------------------------------
                                       James C. Mastandrea, Chairman
                                       President and Chief Executive Officer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED
ALEX. BROWN & SONS INCORPORATED
SUTRO & CO. INCORPORATED

By PRUDENTIAL SECURITIES INCORPORATED

By /s/ Jean-Claude Canfin
   ------------------------
   Jean-Claude Canfin
   Managing Director

For itself and on behalf of the Representatives.

                                   SCHEDULE 1

                                  UNDERWRITERS

                                                                Number of Firm
                                                                 Securities to
Underwriter                                                       be Purchased
-----------                                                       ------------

Prudential Securities Incorporated...................................1,411,668
Alex. Brown & Sons Incorporated......................................1,411,666
Sutro & Co. Incorporated.............................................1,411,666
Bear, Stearns & Co. Inc................................................110,000
Donaldson, Lufkin & Jenrette Securities Corporation....................110,000
A.G. Edwards & Sons, Inc...............................................110,000
Everen Securities, Inc.................................................110,000
Goldman, Sachs & Co....................................................110,000
Lehman Brothers  Inc...................................................110,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated.....................110,000
PaineWebber Incorporated...............................................110,000
Smith Barney Inc.......................................................110,000
Legg Mason Wood Walker, Incorporated....................................55,000
McDonald & Company Securities, Inc......................................55,000
The Ohio Company........................................................55,000
Principal Financial Securities, Inc.....................................55,000
Tucker Anthony Incorporated.............................................55,000

                                                                      --------
                               Total                                  5,500,000

                                   SCHEDULE 2

                                  SUBSIDIARIES

Name                                             Jurisdiction Of Incorporation
----                                             -----------------------------

                       [See Attached List of Subsidiaries]